MATERIAL CONTRACTS

Exhibit 10 is:

(1) Employment Agreement between James S. Marlen and the Company.

(2) First Amendment to Employment Agreement between James S. Marlen and the Company.

(3) Second Amendment to Employment Agreement between James S. Marlen and the Company.

(4) Change of Control Agreement between Javier Solis and the Company.

(5) Change of Control Agreement between Gary Wagner and the Company.

(6) Change of Control Agreement between James R. McLaughlin and the Company.

(7) 2001 Stock Incentive Plan.

Exhibit 10, Item (1)  is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant’s fiscal year ended November 30, 1997.

Exhibit 10, Items (2), (4) and (5) are incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant’s fiscal year ended November 30, 1998.

Exhibit 10, Item (6) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant’s fiscal year ended November 30, 2000.

Exhibit 10, Item (7) is incorporated by reference to Registration Statement No. 333-61816 on Form S-8 filed with the Commission on May 29, 2001.

Exhibit 10

SECOND AMENDMENT TO AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

This is the Second Amendment to the Amended and Restated Employment Agreement which was entered into in May, 1997 and was effective as of June 11, 1996 (“Agreement”), between Ameron International Corporation, a Delaware corporation (the “Company”) and James S. Marlen (the “Employee”), which was previously amended by the First Amendment to the Agreement effective as of May 15, 1998.

I.

Paragraph 8.2 of the Agreement is hereby amended to read as follows:

“8.2                           In addition to the pension benefits described in paragraph 8.1 hereinabove, the Company shall provide the following additional pension benefits to Employee with twenty-five (25) years of service under the Supplemental Executive Retirement Plan (the “SERP”) described in paragraph 8.1 hereinabove at age 60, and with an additional year of service under the SERP for each actual year of service during his employment with the Company between ages 60 and 65 so that Employee will be credited with thirty (30) years of service under the SERP at age 65.”

II.

Paragraph 10.3(1)(ii) of the Agreement is hereby amended to read as follows:

“(ii) the highest management incentive bonus paid to Employee during the three and one-half years preceding termination (but not less than one hundred percent (100%) times Employee’s annual base salary determined as of the date of termination);”

III.

All other terms and conditions of the Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Agreement effective as of May 16, 2001.

AMERON INTERNATIONAL CORPORATION

By:
Stephen W. Foss
Chairman, Compensation & Stock Option Committee
Board of Directors

EMPLOYEE

James S. Marlen